                                                                    Exhibit 99.1

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In re DVI, Inc.                            Case No. 03-12656 (MFW)
                                           Reporting Period: 08/01/04 - 08/31/04

                            MONTHLY OPERATING REPORT
            File with Court and submit copy to United States Trustee
                        within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                                                         DOCUMENT     EXPLANATION
                             REQUIRED DOCUMENTS                                           FORM NO.       ATTACHED       ATTACHED
                             ------------------                                           --------       --------       --------
Schedule of Cash Receipts and Disbursements                                               MOR - 1A          x
     Bank Reconciliations (or copies of Debtor's bank reconciliations)                    MOR - 1B          x
Statement of Operations                                                                   MOR - 2
Balance Sheet                                                                             MOR - 3
Status of Postpetition Taxes                                                              MOR - 4           x
     Copies of IRS Form 6123 or payment receipt (See Tax Affidavit)                                                        x
     Copies of tax returns filed during reporting period (See Tax Affidavit)                                               x
Summary of Unpaid Postpetition Debts                                                      MOR - 4           x
     Listing of aged accounts payable                                                                       x
Accounts Receivable Aging                                                                 MOR - 5           x
Debtor Questionnaire                                                                      MOR - 5           x

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

RESPONSIBLE PARTY:

/s/ Montgomery W. Cornell                          Chief Restructuring Officer
--------------------------------                   -----------------------------
Signature of Responsible Party                     Title

Montgomery W. Cornell                              9/23/2004
--------------------------------                   -----------------------------
Printed Name of Responsible Party                  Date

PREPARER:

/s/ Andrew Stearns                                 Controller
--------------------------------                   -----------------------------
Signature of Preparer                              Title

Andrew Stearns                                     9/23/2004
--------------------------------                   -----------------------------
Printed Name of Preparer                           Date

IN RE DVI, INC.
CASE NUMBER: 03-12656 (MFW)                REPORTING PERIOD: 08/01/04 - 08/31/04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
(in thousands)

                                                     CURRENT MONTH     CUMULATIVE FILING TO DATE
                                                       ACTUALS                  ACTUALS
                                                       -------                  -------
CASH BEGINNING OF MONTH (a)                                1                       420

RECEIPTS:
Customer Payments                                          -                         -
Trust Receipts                                             -                         -
Trust Advances                                             -                         -
Receipt of Servicer Fee                                    -                         -
DIP Facility Advances                                      -                         -
                                                        ----                    ------
TOTAL RECEIPTS                                             -                         -
                                                        ----                    ------
DISBURSEMENTS
Payroll (b)                                                -                         -
Benefits (b)                                               -                         -
Building Costs                                             -                         -
Equipment Costs                                            -                         -
Auto, Travel & Entertainment                               -                         -
Outside Services                                           -                         -
Sales & Use Taxes                                          -                         -
Payments by Affiliates on Debtor's Behalf (c)            235                     9,525
DIP Facility Repayments (d)                                -                      (419)
Other Expense                                              -                         -

Professional Fees (c)                                   (235)                   (9,525)
U.S. Trustee Quarterly Fees                                -                         -
                                                        ----                    ------
TOTAL DISBURSEMENTS                                        -                      (419)
                                                        ----                    ------
NET CASH FLOW                                              -                      (419)
                                                        ----                    ------
CASH END OF MONTH                                          1                         1
                                                        ----                    ------

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)

TOTAL DISBURSEMENTS                                                               -
   Transfers to Debtor in Possession Accounts                                     -
   Estate Disbursements Made By Outside Sources (i.e. from escrow accounts)       -

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                   -

(a) Cash amount was collected from the sale of DVI Financial Services Inc.'s interest in Diamond Medical, a Japanese joint venture.

(b) There are no DVI, Inc. employees.

(c) DVI, Inc., DVI Financial Services Inc. (case #03-12657) and DVI Business Credit Corporation (case #03-12658) have determined to allocate professional fees paid by DVI Financial Services Inc. in equal parts to each Debtor.

(d) Amount swept to DIP bank account during October 2003.

                                                                        MOR - 1A

IN RE DVI, INC.
CASE NUMBER: 03-12656 (MFW)                REPORTING PERIOD: 08/01/04 - 08/31/04

BANK RECONCILIATIONS
(in thousands)

                                                                  ACCOUNTS                      CURRENT MONTH
                                                                  --------                      -------------
                                                     OPERATING                 OTHER               ACTUALS
                                                     ---------                 -----               -------
CASH BEGINNING OF MONTH (a)                               1                      -                     1

RECEIPTS:
Customer Payments                                         -                      -                     -
Trust Receipts                                            -                      -                     -
Trust Advances                                            -                      -                     -
Receipt of Servicer Fee                                   -                      -                     -
DIP Facility Advances                                     -                      -                     -
                                                        ---                    ---                   ---
TOTAL RECEIPTS                                            -                      -                     -
                                                        ---                    ---                   ---
DISBURSEMENTS
Payroll (b)                                               -                      -                     -
Benefits (b)                                              -                      -                     -
Building Costs                                            -                      -                     -
Equipment Costs                                           -                      -                     -
Auto, Travel & Entertainment                              -                      -                     -
Outside Services                                          -                      -                     -
Sales & Use Taxes                                         -                      -                     -
Payments by Affiliates on Debtor's Behalf (c)           235                                          235
DIP Facility Repayments                                   -                      -                     -
Other Expense                                             -                      -                     -

Professional Fees (c)                                  (235)                     -                  (235)
U.S. Trustee Quarterly Fees                               -                      -                     -
                                                        ---                    ---                   ---
TOTAL DISBURSEMENTS                                       -                      -                     -
                                                        ---                    ---                   ---
NET CASH FLOW                                             -                      -                     -
                                                        ---                    ---                   ---
CASH END OF MONTH                                         1                      -                     1
                                                        ---                    ---                   ---
BANK BALANCE                                              1                      -                     1
   Deposits in Transit                                    -                      -                     -
   Outstanding Checks                                     -                      -                     -
   Other                                                  -                      -                     -
ADJUSTED BANK BALANCE                                     1                      -                     1

(a) Cash amount was collected from the sale of DVI Financial Services Inc.'s interest in Diamond Medical, a Japanese joint venture.

(b) There are no DVI, Inc. employees.

(c) DVI, Inc., DVI Financial Services Inc. (case #03-12657) and DVI Business Credit Corporation (case #03-12658) have determined to allocate professional fees paid by DVI Financial Services Inc. in equal parts to each Debtor.

                                                                        MOR - 1B

In re DVI, Inc.                            Case No. 03-12656 (MFW)
                                           Reporting Period: 08/01/04 - 08/31/04

                          STATUS OF POSTPETITION TAXES

(in thousands)

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

                                                 Beginning         Amount                      Ending
                                                    Tax         Withheld or      Amount          Tax
                                                 Liability        Accrued         Paid        Liability
                                                 ---------        -------         ----        ---------
FEDERAL
Withholding                                          -               -             -             -
FICA-Employee                                        -               -             -             -
FICA-Employer  (a)                                   -               -             -             -
Unemployment                                         -               -             -             -
Income                                               -               -             -             -
Other                                                -               -             -             -
                                                   ---             ---           ---           ---
    Total Federal Taxes                              -               -             -             -
                                                   ---             ---           ---           ---
STATE AND LOCAL
Withholding                                          -               -             -             -
Sales (a)                                            -               -             -             -
Excise                                               -               -             -             -
Unemployment                                         -               -             -             -
Real Property                                        -               -             -             -
Personal Property                                    -               -             -             -
Florida Doc Stamp                                    -               -             -             -
Franchise                                            -               -             -             -
Other: Local Income Tax Withholding                  -               -             -             -
                                                   ---             ---           ---           ---
    Total State and Local                            -               -             -             -
                                                   ---             ---           ---           ---
TOTAL TAXES                                          -               -             -             -
                                                   ---             ---           ---           ---

                      SUMMARY OF UNPAID POSTPETITION DEBTS

(in thousands)

ACCOUNTS PAYABLE AGING                 AMOUNT
----------------------                 ------
Current                                  -
0 - 30 days                              -
31 - 60 days                             -
61 - 90 days                             -
91+ days                                 -
                                       ---
TOTAL ACCOUNTS PAYABLE                   -
                                       ---

Explain how and when the Debtor intends to pay any past-due postpetition debts.
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

(a) Debtor has obtained authorization from the Bankruptcy Court to pay such tax liabilities.

                                                                           MOR-4

In re DVI, Inc.                            Case No. 03-12656 (MFW)
                                           Reporting Period: 08/01/04 - 08/31/04

                            ACCOUNTS RECEIVABLE AGING

(in thousands)

ACCOUNTS RECEIVABLE AGING (a)                                     AMOUNT
-----------------------------                                     ------
0 days old                                                          -
1 - 30 days old                                                     -
31 - 60 days old                                                    -
61 - 90 days old                                                    -
91- 120 days old                                                    -
+ Over 121 days                                                     -
Total Accounts Receivable                                           -
Amount considered uncollectible (Bad Debt)                          -
Accounts Receivable (Net)                                           -

                              DEBTOR QUESTIONNAIRE

                                        MUST BE COMPLETED EACH MONTH                                               YES        NO
                                        ----------------------------                                               ---        --
1.    Have any assets been sold or transferred outside the normal course of business this reporting period?
      If yes, provide an explanation below.                                                                                   X

2.    Have any funds been disbursed from any account other than a debtor in possession account this reporting period?
      If yes, provide an explanation below.                                                                                   X

3.    Have all postpetition tax returns been timely filed?
      If no, provide an explanation below.                                                                          X

4.    Are workers compensation, general liability and other necessary insurance coverages in effect?
      If no, provide an explanation below.                                                                          X

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

(a) Debtor does not have any receivables.

                                                                           MOR 5

DVI, Inc.
Case No. 03-12656 (MFW)
Reporting Period: 08/01/04 - 08/31/04

                                    DVI, INC.
                                  TAX AFFIDAVIT

To the best of my knowledge, DVI, Inc. has filed all tax returns and made all required tax payments on a timely basis, except for pre-petition liabilities not authorized for payment by the Bankruptcy Court.

    9/23/2004                                   /s/ Montgomery W. Cornell
    ---------                                   --------------------------------
       Date                                     Signature of Responsible Party
                                                Montgomery W. Cornell